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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PMC Commercial Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☒ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
$4,508

2) Form, Schedule or Registration Statement No.:
Form S-4 Registration No. 333-108180

3) Filing Party:
PMC Commercial Trust

4) Date Filed:
August 22, 2003

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FOR IMMEDIATE PRESS RELEASE

FOR:	PMC COMMERCIAL TRUST	CONTACT: Investor Relations
	18111 Preston Road, Suite 600	Merger related — 800-843-9936
	Dallas, TX 75252	Other — 972-349-3235

PMC COMMERCIAL TRUST ANNOUNCES ANNUAL MEETING RESULTS

PMC Commercial Trust
AMEX (Symbol: “PCC”)

Dallas, Texas	December 30, 2003

     PMC Commercial Trust (the “Company” or “PMC Commercial”) announced today that it had adjourned its annual meeting, scheduled for December 30, 2003 in order to provide the Company additional time to solicit proxies with respect to, among other things, the proposal to approve the merger of PMC Capital, Inc. with and into PMC Commercial. The adjourned meeting will be reconvened at 18111 Preston Road, Suite 600, Dallas, Texas 75252 at 4:00 p.m., Central time, on Friday, January 9, 2004.

     Dr. Andrew S. Rosemore, Chairman of the Board of PMC Commercial, stated, “The adjournment is intended to provide additional time for our shareholders to vote on the proposed merger. The merger proposal requires that a super-majority (66 2/3%) of our outstanding shares vote in favor of the merger in order for the transaction to be approved. As of today, only 66% of our shareholders had cast their vote. Approximately 95% of the shareholders that returned their proxy indicated their intent to vote in favor of the merger.”

     Dr. Rosemore continued that, “We strongly urge those shareholders who have not voted to do so as soon as possible by either executing a proxy card or voting via telephone (by calling 1-800-843-9936) or the Internet (at www.voteproxy.com) or attending the reconvened meeting in person. Shareholders who have already cast their vote may change their vote at any time prior to the reconvened meeting on January 9, 2004 by either executing a new proxy card or re-voting via the methods previously described.”

     PMC Capital announced today the results of its annual meeting at which the shareholders of PMC Capital approved the Plan and Agreement of Merger between PMC Capital and PMC Commercial. In addition to approval by the shareholders of PMC Commercial, completion of the merger remains subject to regulatory approvals and customary closing conditions.

     In connection with the annual meeting, the Company has filed a proxy statement with the Securities and Exchange Commission (“SEC”). Investors are urged to read the proxy statement since it contains important information about the Company. The proxy statement is available free of charge, both on the SEC’s web site (www.sec.gov) and the Company’s web site

(www.pmct.net), and from the Company by directing a request to PMC Commercial Trust, 18111 Preston Road, Suite 600, Dallas, Texas 75252, Attention: Investor Relations. The Company and its trust managers and officers may be deemed to be participants in the solicitation of proxies with respect to the annual meeting. Information about the participants in the solicitation, including their interests in shares of the Company, is set forth in the proxy statement.

     PMC Commercial Trust is a REIT that originates loans to small businesses secured by real estate and owns various hospitality properties.

     Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “expects”, “anticipates”, “will” or words of similar import. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements can be subject to certain risks and uncertainties, including the financial performance of the Company, real estate conditions and market valuations of its stock, which could cause actual results to differ materially from those currently anticipated. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

FOR IMMEDIATE PRESS RELEASE

FOR:	PMC Capital, Inc. 18111 Preston Road, Suite 600 Dallas, TX 75252	CONTACT: Investor Relations 972-349-3256

PMC CAPITAL ANNOUNCES RESULTS OF ANNUAL MEETING

PMC Capital, Inc.
AMEX (Symbol: “PMC”)

Dallas, Texas	December 30, 2003

     PMC Capital, Inc. (“PMC Capital”) announced today the results of its Annual Meeting held December 30, 2003. Shareholders of PMC Capital, among other things, approved the Plan and Agreement of Merger between PMC Capital and PMC Commercial Trust (“PMC Commercial”) providing for the merger of PMC Capital into PMC Commercial.

     Completion of the merger remains subject to approval by the shareholders of PMC Commercial, regulatory approvals and customary closing conditions. PMC Commercial has adjourned their Annual Meeting of shareholders scheduled for December 30, 2003 for the purpose of soliciting additional votes. The PMC Commercial meeting will be reconvened on Friday, January 9, 2004 at 4:00 PM Central time.

     In addition to the approval of the Plan and Agreement of Merger, PMC Capital shareholders ratified the selection of PricewaterhouseCoopers LLP to serve as the company’s independent public accountants for the year ending December 31, 2003 and elected Fredric Rosemore and Lance Rosemore to serve as directors for a term of three years.

     Lance Rosemore, Chief Executive Officer of PMC Capital, commented, “We are pleased that our shareholders have approved the merger with PMC Commercial Trust, and we will continue to work to consummate the merger.” Subject to the approval of the merger by PMC Commercial shareholders and other conditions to closing, PMC Capital is working to complete the merger during the first quarter of 2004 but in no event, later than February 29, 2004.

     PMC Capital is a closed-end investment company that originates commercial mortgages and manages, through a subsidiary, a real estate investment trust, PMC Commercial Trust.

     Certain matters discussed in this press release are “forward-looking statements.” These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “expects,” “anticipates” or words of similar import. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements can be subject to certain risks and uncertainties, including the financial performance of the Company, real estate conditions and market valuations of its stock, which could cause actual results to differ materially from those currently anticipated. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.